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                                                                   EXHIBIT 10.80

                               SECURITY AGREEMENT



               This SECURITY AGREEMENT (this "Agreement"), is entered into as of December 13, 2000, among FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party"), FUTURELINK CORP., a Delaware corporation ("Parent") and each of its Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Debtor" and collectively, jointly and severally, the "Debtors").

               WHEREAS, Borrower and Secured Party are, contemporaneously herewith, entering into the Loan Agreement;

               WHEREAS, Parent indirectly owns one hundred percent (100%) of the issued and outstanding stock of Borrower; and

               WHEREAS, Debtors and certain other Persons identified therein have executed that certain General Continuing Guaranty, of even date herewith, in favor of Secured Party (the "Guaranty"), respecting certain obligations of Borrower owing to Secured Party under the Loan Agreement;

               WHEREAS, each Debtor desires to secure its obligations under the Subsidiary Loan Documents to which it is party by granting to Secured Party security interests in the Collateral as set forth herein; and

               WHEREAS, each Debtor will benefit by virtue of the loan from Secured Party to Borrower.

               NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Secured Party and each Debtor agree as follows:

                      1. DEFINITIONS AND CONSTRUCTION.

               1.1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following definitions:

               "Accounts" means all of each Debtor's now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

               "Agreement" means this Security Agreement and any extensions, riders, supplements, notes, amendments, or modifications to or in connection with this Security Agreement.



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               "Borrower" means FutureLink Europe Limited, a corporation
organized under the laws of England and Wales.

               "Collateral" means each of the following: the Accounts; Debtor's Books; the Equipment; the General Intangibles; the Inventory; the Investment Property; the Negotiable Collateral; any money, or other assets of each Debtor which now or hereafter come into the possession, custody, or control of Secured Party; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Debtor's Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

               "Debtor's Books" means each Debtor's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

               "Debtor" and "Debtors" are defined in the preamble to this Agreement.

               "Equipment" means all of each Debtor's now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

               "Event of Default" has the meaning ascribed to it in Section 6.

               "General Intangibles" means all of each Debtor's now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

               "Guaranty" has the meaning set forth in the recitals to this Agreement.


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               "Indebtedness" means (a) all obligations of a Person for borrowed money, (b) all obligations of a Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of a Person in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of a Person under Capital Leases,
(d) all obligations or liabilities of others secured by a Lien on any asset of a Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of a Person for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of a Person's business and repayable in accordance with customary trade practices), and (f) any obligation of a Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse to a Person) any obligation of any other Person.

               "Inventory" means all each Debtor's now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by such Debtor as lessor, goods that are furnished by such Debtor under a contract of service, and raw materials, work in process, or materials used or consumed in such Debtor's business.

               "Investment Property" means all of each Debtor's now owned or hereafter acquired right, title, and interest with respect to "investment property" as that term is defined in the Code, and any and all supporting obligations in respect thereof.

               "Loan Agreement" means that certain Loan Agreement, dated as of even date herewith, between Borrower and Secured Party.

               "Negotiable Collateral" means all of each Debtor's now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

               "Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by each Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the other Subsidiary Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including reasonable attorneys fees), and expenses which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

               "Secured Party's Liens" means the Liens granted by each Debtor to Secured Party under this Agreement or the other Subsidiary Loan Documents.


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                      1.2. Code. Any terms used in this Agreement which are
defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

                      1.3. Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in any of the other Subsidiary Loan Documents to this Agreement or any of the other Subsidiary Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable. In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of a Debtor and supplemental rights and remedies in favor of Secured Party, in each case in respect of the Collateral, shall not be deemed a conflict with the Loan Agreement.

                      1.4. Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

               2. CREATION OF SECURITY INTEREST.

                      2.1. Grant of Security Interest. Each Debtor hereby grants to Secured Party a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure the Secured Obligations. Secured Party's security interests in the Collateral shall attach to all Collateral without further act on the part of Secured Party or such Debtor. Anything contained in this Agreement or any other Subsidiary Loan Document to the contrary notwithstanding, except to the extent permitted in the Parent Loan Agreement, no Debtor has authority, express or implied, to dispose of any item or portion of the Collateral.

                      2.2. Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Secured Party's security interest is dependent on or enhanced by possession, each Debtor, immediately upon the request of Secured Party, shall endorse and deliver physical possession of such Negotiable Collateral to Secured Party.

                      2.3. Collection of Accounts, General Intangibles, Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of


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Default, Secured Party or Secured Party's designee may (a) notify Account
Debtors of each Debtor that the Accounts, chattel paper, or General Intangibles have been assigned to Secured Party or that Secured Party has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to Borrower's Loan Account. Each Debtor agrees that it will hold in trust for Secured Party, as Secured Party's trustee, any Collections that it receives and immediately will deliver said Collections to Secured Party or a Cash Management Bank in their original form as received by such Debtor.

                      2.4. Delivery of Additional Documentation Required. At any time upon the request of Secured Party, each Debtor shall execute and deliver to Secured Party, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") that Secured Party may request in its Permitted Discretion, in form and substance satisfactory to Secured Party, to perfect and continue perfected or better perfect the Secured Party's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Secured Party in any Real Property acquired after the date hereof, and in order to fully consummate all of the transactions contemplated hereby and under the other Subsidiary Loan Documents. To the maximum extent permitted by applicable law, each Debtor authorizes Secured Party to execute any such Additional Documents in such Debtor's name and authorizes Secured Party to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Secured Party shall require, each Debtor shall (a) provide Secured Party with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by such Debtor during the prior period, (b) cause all patents, copyrights, and trademarks acquired or generated by such Debtor that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of such Debtor's ownership thereof, and (c) cause to be prepared, executed, and delivered to Secured Party supplemental schedules to the applicable Subsidiary Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

                      2.5. Power of Attorney. Each Debtor hereby irrevocably makes, constitutes, and appoints Secured Party (and any of Secured Party's officers, employees, or agents designated by Secured Party) as such Debtor's true and lawful attorney, with power to: (a) if such Debtor refuses to, or fails timely to execute and deliver any of the documents described in Section 2.4, sign the name of such Debtor on any of the documents described in Section 2.4;
(b) at any time that an Event of Default has occurred and is continuing, sign such Debtor's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors; (c) send requests for verification of Accounts; (d) endorse such Debtor's name on any Collection item that may come into Secured Party's possession; (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Debtor's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and (f) at


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any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms which Secured Party determines to be reasonable, and Secured Party may cause to be executed and delivered any documents and releases which Secured Party determines to be necessary. The appointment of Secured Party as each Debtor's attorney, and each and every one of Secured Party's rights and powers, being coupled with an interest, is irrevocable until all of the Secured Obligations have been fully and finally repaid and performed and Secured Party's obligation to extend credit under the Loan Agreement is terminated.

                      2.6. Right to Inspect. Secured Party (through any of its officers, employees, or agents) shall have the right, from time to time hereafter to inspect each Debtor's Debtor's Books and to check, test, and appraise the Collateral in order to verify each Debtor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

               3.     [INTENTIONALLY OMITTED]

               4.     [INTENTIONALLY OMITTED]

               5.     [INTENTIONALLY OMITTED]

               6.     EVENTS OF DEFAULT.

               Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

                             (a) The occurrence of an Event of Default (as
defined in the Loan Agreement);

                             (b) If a Debtor fails or neglects to perform, keep,
or observe, in any material respect, any term, provision, condition, covenant, or agreement contained in this Agreement or in the Guaranty, or in any other present or future agreement between a Debtor and Secured Party;

                             (c) If any material portion of a Debtor's assets is
attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

                             (d) If a notice of Lien, levy, or assessment is
filed of record with respect to any of a Debtor's assets by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of such Debtor's assets and the same is not paid before such payment is delinquent;


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                             (e) If a judgment or other claim becomes a Lien or
encumbrance upon any material portion of a Debtor's properties or assets;

                             (f) If there is a default in any material agreement
to which a Debtor is a party and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of such Debtor's obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein;

                             (g) If Debtor makes any payment on account of
Indebtedness that has been contractually subordinated in right of payment to the payment of the Secured Obligations, except to the extent such payment is permitted by the terms hereof and by the subordination provisions applicable to such Indebtedness;

                             (h) If any misstatement or misrepresentation exists
now or hereafter in any warranty, representation, statement, or Record made to Secured Party by a Debtor or any officer, employee, agent, or director of a Debtor, or if any such warranty or representation is withdrawn; or

                             (i) If this Agreement or any other Subsidiary Loan
Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby.

               7. SECURED PARTY'S RIGHTS AND REMEDIES.

                      7.1. Rights and Remedies. Upon the occurrence of an Event of Default, the security hereby constituted shall become enforceable and, in addition to all other rights and remedies available to Secured Party as provided hereafter, Secured Party may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by each Debtor:

                             (a) Proceed directly and at once, without notice,
against each Debtor to collect and recover the full amount or any portion of the Secured Obligations, without first proceeding against Borrower, or against any security or collateral for the Secured Obligations;

                             (b) Without notice to any Debtor and regardless of
the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Secured Obligations (i) any indebtedness due or to become due from Secured Party to a Debtor and (ii) any moneys, credits or other property belonging to a Debtor at any time held by or coming into the possession of Secured Party;

                             (c) May exercise in respect of the Collateral, in
addition to other rights and remedies provided for herein and the Guaranty or otherwise available to it, all the


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rights and remedies available to it at law (including those of a secured party under the Code) or in equity;

                             (d) Settle or adjust disputes and claims directly
with Account Debtors for amounts and upon terms which Secured Party considers advisable, and in such cases, Secured Party will credit Borrower's Loan Account with only the net amounts received by Secured Party in payment of such disputed Accounts after deducting all Lender Expenses incurred or expended in connection therewith;

                             (e) Cause each Debtor to hold all returned
Inventory in trust for Secured Party, segregate all returned Inventory from all other property of such Debtor or in such Debtor's possession and conspicuously label said returned Inventory as the property of Secured Party;

                             (f) Without notice or demand upon any Debtor, make
such payments and do such acts as Secured Party considers necessary or reasonable to protect its security interest in the Collateral. each Debtor agrees to assemble the Collateral if Secured Party so requires, and to make the Collateral available to Secured Party as Secured Party may designate. Each Debtor authorizes Secured Party to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Secured Party's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of a Debtor's owned premises, such Debtor hereby grants Secured Party a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Secured Party's rights or remedies provided herein, at law, in equity, or otherwise;

                             (g) Ship, reclaim, recover, store, finish,
maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Secured Party is hereby granted a license or other right to use, without charge, each Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any Collateral, and Debtor's rights under all licenses and all franchise agreements shall inure to Secured Party's benefit;

                             (h) Sell all or any part of the Collateral at
either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including a Debtor's premises) as Secured Party determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

                             (i) Secured Party shall give notice of the
disposition of the Collateral as follows:


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                             (i) Secured Party shall give the applicable Debtor
               a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made; and

                             (ii) The notice shall be personally delivered or
               mailed, postage prepaid, to the applicable Debtor as provided in
               Section 10, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                             (j) Secured Party may credit bid and purchase at
any public sale;

                             (k) Secured Party may seek the appointment of a
receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

                             (l) Secured Party shall have all other rights and
remedies available at law or in equity or pursuant to any other Subsidiary Loan Document; and

                             (m) Any deficiency that exists after disposition of
the Collateral as provided above will be paid immediately by the Debtors. Any excess will be returned, without interest and subject to the rights of third Persons, by Secured Party to the applicable Debtor.

                      7.2. Remedies Cumulative. Secured Party's rights and remedies under this Agreement, the Subsidiary Loan Documents, and all other agreements shall be cumulative. Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Secured Party of one right or remedy shall be deemed an election, and no waiver by Secured Party of any Event of Default on a Debtor's part shall be deemed a continuing waiver. No delay by Secured Party shall constitute a waiver, election, or acquiescence by it.

               8. TAXES AND EXPENSES REGARDING THE COLLATERAL. If a Debtor fails to pay any monies (whether taxes, rents, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Secured Party, in its sole discretion and without prior notice to any Debtor, may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in Borrower's Loan Account as Secured Party deems necessary to protect Secured Party from the exposure


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created by such failure; or (c) in the case of the failure to comply with
Section obtain and maintain insurance policies insuring such Debtor's ownership and use of the Collateral, and take any action with respect to such policies as Secured Party deems prudent. Any amounts paid or deposited by Secured Party shall constitute Lender Expenses, shall immediately become additional Secured Obligations, shall bear interest at the applicable rate described in the Subsidiary Loan Document, and shall be secured by the Collateral. Any payments made by Secured Party shall not constitute an agreement by Secured Party to make similar payments in the future or a waiver by Secured Party of any Event of Default under this Agreement. Secured Party need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance, or lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing. Secured Party shall use its best efforts to provide notice to each Debtor of any action taken by it under this Section 8.

               9. WAIVERS; INDEMNIFICATION.

                      9.1. Demand; Protest; etc. To the extent permitted by law, each Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Secured Party on which such Debtor may in any way be liable.

                      9.2. Secured Party's Liability for Collateral. So long as Secured Party complies with its obligations, if any, under Section 9207 of the Code, Secured Party shall not in any way or manner be liable or responsible for:
(a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by the Debtors.

                      9.3. Indemnification. Each Debtor agrees to defend, indemnify, save, and hold Secured Party and its officers, employees, and agents harmless against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other Person, and (b) all losses (including attorneys fees and disbursements) in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following, or consequential to transactions with Borrower or any Debtor, whether under this Agreement, the other Subsidiary Loan Documents or otherwise, but excluding any obligations, demands, claims, liabilities, and losses caused by Secured Party's gross negligence or willful misconduct. This provision shall survive the termination of this Agreement.

               10. NOTICES. All notices and other communications hereunder to Secured Party shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement and all notices and other communications hereunder to a Debtor shall be


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in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

               11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH DEBTOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

               EACH DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

               12. DESTRUCTION OF DEBTOR'S DOCUMENTS. All documents, schedules, agings, or other papers delivered to Secured Party may be destroyed or otherwise disposed of by Secured Party four (4) months after they are delivered to or received by Secured Party, unless the applicable Debtor requests, in writing, the return of said documents, schedules or other papers and makes arrangements, at such Debtor's expense, for their return.

               13. GENERAL PROVISIONS.

                      13.1. Effectiveness. This Agreement shall be binding and deemed effective when executed by each Debtor and accepted and executed by Secured Party.


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               13.2. Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that no Debtor may assign this Agreement or any rights or duties hereunder without Secured Party's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Secured Party shall release a Debtor from its Secured Obligations. Secured Party may assign this Agreement and its rights and duties hereunder and no consent or approval by any Debtor is required in connection with any such assignment. Secured Party reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Secured Party's rights and benefits hereunder. In connection therewith, Secured Party may disclose all documents and information which Secured Party now or hereafter may have relating to the Debtors or the Debtors' business. To the extent that Secured Party assigns its rights and obligations to a third Person, Secured Party thereafter shall be released from such assigned obligations to each Debtor and such assignment shall effect a novation between the Debtors and such third Person.

               13.3. Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

               13.4. Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or any Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

               13.5. Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

               13.6. Amendments in Writing. This Agreement can only be amended by a writing signed by Secured Party and each Debtor.

               13.7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

               13.8. Revival and Reinstatement of Obligations. If the incurrence or payment of the Secured Obligations by a Debtor or the transfer by a Debtor to Secured


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

Party of any property of a Debtor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Secured Party is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Secured Party is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Secured Party related thereto, the liability of the Debtors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

                            [signature page follows]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                 FUTURELINK CORP.,
                                 a Delaware corporation

                                 By: /s/ Corey E. Fischer
                                 Title: Vice President


                                 FUTURELINK MICRO VISIONS CORP.,
                                 a Delaware corporation

                                 By: /s/ Corey E. Fischer
                                 Title: Vice President

                                 FUTURELINK ASYNC CORP.,
                                 a Delaware corporation

                                 By: /s/ Corey E. Fischer
                                 Title: Vice President

                                 FUTURELINK PLEASANTON CORP.,
                                 a Delaware corporation

                                 By: /s/ Corey E. Fischer
                                 Title: Vice President

                                 FUTURELINK MADISON CORP.,
                                 a Delaware corporation

                                 By: /s/ Corey E. Fischer
                                 Title: Vice President

                                 FUTURELINK VSI CORP.,
                                 a Maryland corporation

                                 By: /s/ Corey E. Fischer
                                 Title: Vice President

                                 FOOTHILL CAPITAL CORPORATION,
                                 a California corporation

                                 By: /s/ William Shiao
                                 Title: Vice President



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